======================================================================



                           UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K


          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  November 13, 1998





                           INTERGRAPH CORPORATION
      ------------------------------------------------------
      (Exact Name of Registrant as Specified in its Charter)


                             0-9722
                     ------------------------
                     (Commission File Number)


          Delaware                            63-0573222
----------------------------     ------------------------------------
(State or Other Jurisdiction     (I.R.S. Employer Identification No.)
  of Incorporation)


      Intergraph Corporation
        Huntsville, Alabama                   35894-0001
----------------------------------------      ----------
(Address of Principal Executive Offices)      (Zip Code)



                          (256) 730-2000
                        ------------------
                        (Telephone Number)



======================================================================




                      INTERGRAPH CORPORATION
                             FORM 8-K
                         November 25, 1998


  Item 5: Other Events.
          ------------

       On November 13, 1998, the Company completed a transaction with SCI Technology, Inc. (SCI), a wholly owned subsidiary of SCI Systems, Inc., pursuant to which the Company sold substantially all of its U.S. manufacturing assets to SCI and SCI assumed responsibility for the exclusive manufacturing of the hardware products of Intergraph Computer Systems (ICS), the Company's wholly owned hardware subsidiary.

       Under the agreement, U.S. manufacturing assets purchased by SCI from Intergraph consist primarily of the following:

       1) All inventories of raw materials, work-in-process, finished goods, merchandise and other supplies, parts, packaging materials and other accessories related to the Company's manufacturing operation.

       2)  Furniture,   fixtures,  computers,   machinery   and
           equipment, vehicles, and other tangible personal property used in the manufacturing operation.

       3)  Certain   business   contracts   related   to   the
           manufacturing operation.


       In   addition,   the   Company   licensed   certain   related
       intellectual property to SCI, and SCI employed approximately 300 of the Company's manufacturing employees.

       Assets specifically retained by Intergraph and thus not included in the agreement of sale include cash, real estate, and notes and accounts receivable related to the manufacturing operation. Additionally, all claims of Intergraph related to its litigation with Intel Corporation (Intel) are specifically excluded from the sale agreement. The Company's dispute with Intel is fully described in its Form 10-K annual report for the year ended December 31, 1997, and updated in subsequent Form 10-Q filings.

       Liabilities assumed by SCI are limited to those arising on or after the date of closing under the assumed business contracts noted above, certain employee benefit obligations for the former Intergraph employees, and certain obligations under purchase orders existing as of the closing date. All liabilities arising from the Company's manufacturing operations prior to the closing date or relating to any of the retained assets remain the obligation of Intergraph.

       The purchase price for the assets is approximately $64.5 million, subject to adjustment for determination of the final net book value of the inventory as of the closing date. At closing, the Company received payment of $25.6 million, with the remainder of the purchase price to be paid in two equal installments on December 13, 1998 and January 12, 1999. Proceeds to date have been utilized primarily to retire existing debt, and the Company expects that remaining proceeds due from SCI will be utilized in a similar fashion.

       Contingencies related to the transaction include the right of SCI to put back to the Company any inventory included in the initial sale that proves not useable in the manufacturing of current products, SCI's determination of the value of certain other inventory items, and the ability of the Company to meet the volume of purchases from SCI committed in the agreement. Should SCI make a determination with respect to the value of the initial inventory that is adverse to the Company and prevail, and should the Company fail to meet its purchase volume commitment, respectively, the purchase price of the initial inventory will be reduced, and the Company will not receive the most favorable per unit pricing on its purchases of manufactured products from SCI.

       The Company expects to benefit from lower employee headcount, lower per unit costs for materials and overhead expenses, and improved cash flow resulting from proceeds of the sale and from improved inventory management. The Company is at present unable to quantify these benefits. The outsourcing to SCI of the Company's manufacturing activities should also allow ICS to focus on its core competencies of graphics, workstations, and systems integration.

       In connection with this transaction the Company's term loan and security agreement was amended to incorporate the sale of the Company's manufacturing assets to SCI and to modify the borrowing base accordingly. The Company does not anticipate that this transaction will affect the Company's remaining credit line availability as the borrowing base reduction resulting from the sale of assets to SCI is offset by the cash received from the sale, which has been used to repay current amounts outstanding under the credit line.


  Item 7: Exhibits.
          --------

          Number                  Description
          ------      -----------------------------------------------

           99(a)      Asset Purchase Agreement by and  among
                      SCI  Technology, Inc. as Buyer and  Intergraph
                      Corporation  as  Seller  dated   November  13,
                      1998, with Exhibits and Schedule 1.

           99(b)      Loan  and  Security Agreement  by  and
                      between Intergraph Corporation and Foothill Capital Corporation dated December 20, 1996
                      (1)  and  amendments dated  January  14,  1997
                      (1),  November 25, 1997 (2), and  October  30,
                      1998.

         _________________

            (1) Incorporated by reference to exhibits filed with the Company's
                Annual Report on Form 10-K for the year ended December 31, 1996 under the Securities Exchange Act of 1934, File No. 0-9722.

            (2) Incorporated by reference to exhibits filed with the Company's
                Annual Report on Form 10-K for the year ended December 31, 1997 under the Securities Exchange Act of 1934, File No. 0-9722.







Forward Looking Statements
--------------------------

Any statement contained in this current report which is not a historical fact, or which might otherwise be considered an opinion or projection concerning Intergraph Corporation, whether express or implied, is meant as and should be considered a forward looking statement as that term is defined in the Private Securities Litigation Reform Act of 1996. Forward looking statements are based on assumptions and opinions concerning a variety of known and unknown risks, including but not necessarily limited to fluctuations in customer demand, acceptance of new products, changes in technology, product introductions by competitors, and general economic conditions, as well as other risks more completely described in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Forms 10-Q for the quarters ended March 31, June 30, and September 30, 1998. If any of these assumptions or opinions prove incorrect, any forward looking statements made on the basis of such assumptions or opinions may also prove materially incorrect in one or more respects.



                      INTERGRAPH CORPORATION
                             SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                      INTERGRAPH CORPORATION
                      ----------------------
                           (Registrant)




               By:/s/ John W. Wilhoite
                  ---------------------------------
                  John W. Wilhoite
                  Executive Vice President, Finance


               Date: November 25, 1998